                    SCHEDULE 14A INFORMATION
                         (RULE 14A-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c)
      or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                NORTH ARKANSAS BANCSHARES, INC.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)


----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11.

     1.  Title of each class of securities to which
         transaction applies:
________________________________________________________________

     2.  Aggregate number of securities to which transaction
         applies:
________________________________________________________________

     3.  Per unit price or other underlying value of
         transaction computed pursuant to Exchange Act Rule 0-11
         (set forth the amount on which the filing fee is
         calculated and state how it was determined):
________________________________________________________________

     4.  Proposed maximum aggregate value of transaction:
________________________________________________________________

     5.  Total fee paid:
________________________________________________________________

[  ] Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount previously paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement no.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

            NORTH ARKANSAS BANCSHARES, INC.
                   200 OLIVIA DRIVE
                NEWPORT, ARKANSAS 72112









                    October 5, 1999






Dear Fellow Stockholder:

     You are cordially invited to attend the 1999 Annual
Meeting of Stockholders of North Arkansas Bancshares, Inc. to be held at Newport Federal Savings Bank, 200 Olivia Drive, Newport,
Arkansas on Friday, October 29, 1999 at 4:00 p.m., local time.
Your Board of Directors and Management look forward to personally greeting those stockholders able to attend.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, thank you for your interest and support.

                              Sincerely,

                              /s/ Brad Snider

                              Brad Snider
                              President

________________________________________________________________
            NORTH ARKANSAS BANCSHARES, INC.
                   200 OLIVIA DRIVE
                NEWPORT, ARKANSAS 72112
                    (870) 523-3611
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            TO BE HELD ON OCTOBER 29, 1999
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of North Arkansas Bancshares, Inc.
(the "Company"), will be held at Newport Federal Savings Bank,
200 Olivia Drive, Newport, Arkansas at 4:00 p.m. on Friday,
October 29, 1999.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.   The election of two directors of the Company; and

          2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 17, 1999, are the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                            BY ORDER OF THE BOARD OF DIRECTORS

                            /s/ Pamela Decker

                            PAMELA DECKER
                            SECRETARY
Newport, Arkansas
October 5, 1999

________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE ACT PROMPTLY.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
            NORTH ARKANSAS BANCSHARES, INC.
                   200 OLIVIA DRIVE
               NEWPORT, ARKANSAS  72112

            ANNUAL MEETING OF STOCKHOLDERS
                   OCTOBER 29, 1999
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of North Arkansas Bancshares, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at Newport Federal Savings Bank, 200 Olivia Drive, Newport, Arkansas on Friday, October 29, 1999, at 4:00 p.m., local time. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about October 5, 1999.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company, at the address shown above, by filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting or by attending the Meeting and voting in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR SET FORTH BELOW. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting. Proxies marked as abstentions, and shares held in street name which have been designated by brokers on proxies as not voted, will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes will, however, be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to notice of and to vote at the Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on September 17, 1999 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 333,270 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") with the Company and the Securities and Exchange Commission ("SEC"). Based on such reports (and certain other written information received by the Company), management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Common Stock as of the Record Date. The following table sets forth, as of the Record Date, certain information as to those persons who were the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                           PERCENT OF SHARES
NAME AND ADDRESS                 AMOUNT AND NATURE OF       OF COMMON STOCK
OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP(1)      OUTSTANDING
-------------------             -----------------------    ----------------
North Arkansas Bancshares, Inc.          29,624 (2)               8.89%
Employee Stock Ownership Plan
200 Olivia Drive
Newport, Arkansas  72112

Brad Snider                              18,108 (3)               5.26
200 Olivia Drive
Newport, Arkansas  72112

Jeffrey L. Gendell                       37,025                  11.11%
Tontine Management, L.L.C.
Tontine Financial Partner, L.P.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, New York 10166

All Executive Officers and Directors     60,751 (4)              17.18%
 as a Group (5 persons)

__________
(1) For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons exercise sole voting and investment power over the shares of the Common Stock.
(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The trustees of the North Arkansas Bancshares, Inc. Employee Stock Ownership Plan (the "ESOP"), currently Directors Minor, Guinn and Hodges, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors. As of the Record Date, 2,962 shares had been allocated.
(3) Includes 11,109 shares underlying currently exercisable stock options granted under the Option Plan, 882 shares allocated to Mr. Snider's account under the ESOP, and 5,000 shares held by spouse.
(4) Includes 38,291 shares which Directors and executive officers own individually, 882 shares which have been allocated to the accounts of executive officers under the ESOP, 20,442 shares underlying currently exercisable stock options granted to directors and officers under the Company's 1998 Stock Option and Incentive Plan (the "Option Plan"), and 1,136 shares awarded to Directors and executive officers under the Company's Management Recognition Plan ("MRP"). Does not include 2,164 shares with respect to which Directors Minor, Guinn and Hodges have voting power by virtue of their positions as trustees of a trust formed to hold assets of the MRP. Does not include 26,662 unallocated shares held by the ESOP.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

    The Company's Board of Directors is composed of five members. The Company's Charter requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year.
The Board of Directors has nominated O. E. Guinn, Jr. and
Kaneaster Hodges, Jr. to serve as directors for a three-year period.

    If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Under the Company's Bylaws, directors shall be elected by a plurality of the votes of the shares present in person or by proxy at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee. Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

    The following table sets forth the name of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company's wholly owned subsidiary, Newport Federal Savings Bank (the "Bank" or "Newport Federal"), the expiration of his term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the individuals were initially appointed as director of the Company in 1997 in connection with the Company's incorporation, except Mr. McMinn who was appointed in September 1998 to fill the vacancy caused by the death of Paul K. Holmes.

                                                           SHARES OF
                               YEAR FIRST                 COMMON STOCK
                               ELECTED AS     CURRENT     BENEFICIALLY
                    AGE AT     DIRECTOR OF     TERM       OWNED AT THE     PERCENT
     NAME         RECORD DATE  THE BANK      TO EXPIRE    RECORD DATE(1)  OF CLASS(2)
     ----         -----------  -----------   ---------    --------------  -----------

                      BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

O. E. Guinn, Jr.      70          1971         1999         16,488 (2)       4.90%

Kaneaster Hodges, Jr. 60          1979         1999         13,068 (3)       3.88%

                          DIRECTORS CONTINUING IN OFFICE

John Minor            65          1971         2000         12,487 (4)       3.71%

Brad Snider           39          1991         2000         18,108 (5)       5.26%

J. C. McMinn          64          1998         2001            600           0.18%

___________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Does not include shares with respect to which Directors Minor, Guinn and Hodges have "voting power" by virtue of their positions as trustees of the trust holding 29,624 shares under the Company's ESOP. The ESOP trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Unallocated shares and allocated shares for which no timely direction is received are voted by the ESOP trustees in proportion to the participant-directed voting of allocated shares. Does not include shares with respect to which Directors Minor, Guinn, Hodges have "voting power" by virtue of their positions as trustees of the trust holding 2,164 shares under the Company's MRP.

                              3

(2) Includes 500 shares held by spouse, 4,204 shares held in an IRA account and 4,500 shares held by spouse's IRA account. Also includes 3,111 shares that may be purchased pursuant to the exercise of options.
(3) Includes 5,000 shares held by spouse and 2,000 shares held in a trust. Also includes 3,111 shares that may be purchased pursuant to the exercise of options.
(4) Includes 1,600 shares held by spouse, 4,603 shares held in IRA and 3,000 shares held by spouse's IRA. Also includes 3,111 shares that may be purchased pursuant to the exercise of options.
(5) Includes 11,109 shares underlying currently exercisable stock options granted under the Option Plan, 882 shares allocated to Mr. Snider's account under the ESOP, and 5,000 shares held by spouse.

     The principal occupation of each director of the Company for the last five years is set forth below.

     O. E. GUINN, JR. has been retired since 1994. Prior to his retirement, he was self-employed as an insurance salesman specializing in fire and casualty insurance. He is a member of the Chamber of Commerce and the Newport Lions Club.

     KANEASTER HODGES, JR. is an attorney in private practice in Newport. He is also involved in farming and real estate investments and operates a Newport-based energy conservation firm, PSE, LLC. He is a member of the Newport Relief Society, the Newport Levee District and the Walton Family Charitable Support Foundation. He also serves on the White River Basin Study Commission and the Arkansas State University-Beebe Charitable Foundation, Inc.

     JOHN MINOR is an insurance and real estate salesman in Newport. He is Past President of the Arkansas Professional Insurance Agents' League, Past President of the Lions Club, the Newport Booster Club and the Jackson County Wildlife Federation. He is a former member of the Newport School Board.

     BRAD SNIDER has served as President and Chief Executive Officer and Director since 1991. He has served as President of the Newport Area Chamber of Commerce and serves on the boards of the United Way of Jackson County, the Arkansas League of Savings, the Newport Industrial Development Association and the Arkansas State University/Newport Foundation. He is also a Commissioner of the Newport Housing Authority of the City of Newport and is a member of the Rotary Club.

     J. C. MCMINN has served as Manager of Eldridge Supply Company, a farm implement supply company based in Newport since 1987. He is a member of the Newport Kiwanis Club. He served on the Newport Civil Service Commission, the City Beautiful Commission, the American Legion Baseball Committee and the Chamber of Commerce Agricultural Committee.
________________________________________________________________
     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
________________________________________________________________

     The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended June 30, 1999, the board of directors held 12 regular meetings and 3 special meetings. No director attended fewer than 75% of the total meetings of the board of directors and committees on which such director served during the year ended June 30, 1999.

     The Company's Nominating Committee consists of the entire
Board of Directors. The Board met once in this capacity during fiscal year 1999.

     The full Board functions as an Audit Committee, in conjunction with regularly scheduled Board meetings.

     The Investment Committee consists of Directors Snider,
Hodges and Guinn. In addition to addressing investment issues on regular Board meetings, the Committee meets as needed for analysis and decision making.

________________________________________________________________
                EXECUTIVE COMPENSATION
________________________________________________________________

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the Bank. No other employee earned in excess of $100,000 for the year ended June 30, 1999.

                                                                            LONG-TERM
                                                                      COMPENSATION AWARDS
                                      ANNUAL COMPENSATION            -----------------------
                                --------------------------------    RESTRICTED    SECURITIES
NAME AND                 FISCAL                    OTHER ANNUAL       STOCK       UNDERLYING     ALL OTHER
PRINCIPAL POSITION        YEAR  SALARY   BONUS    COMPENSATION(1)   AWARD(S)(2)    OPTIONS     COMPENSATION
------------------       ------ ------   -----    ---------------   -----------   ----------   ------------
Brad Snider               1999  $75,245  $    --     $10,500         $18,057 (2)     11,109      $4,085 (2)
                          1998   75,245       --      10,500              --             --       4,085
                          1997   71,662       --      10,500              --             --       4,085

___________
(1) Consists of director fees.
(2) As of June 30, 1999, Mr. Snider held 1,235 shares of restricted stock which, based on the closing price of the Common Stock of $8.3125 at June 30, 1999, had a value of $10,266.  Shares of restricted stock awarded during fiscal year 1999 will fully vest upon the completion of two years from the date of award.
(3) Consists of premiums paid on behalf of Mr. Snider for split-dollar life insurance ($2,465) and disability insurance ($1,620).

     OPTION GRANTS IN LAST FISCAL YEAR.   The following table
contains information concerning the grant of stock options under the Option Plan to the Chief Executive Officer of the Company and the Bank during fiscal 1999.

               NUMBER OF    % OF TOTAL
               SECURITIES     OPTIONS
               UNDERLYING    GRANTED TO     EXERCISE
               OPTIONS      EMPLOYEES IN    OR BASE      EXPIRATION
NAME           GRANTED (1)   FISCAL YEAR     PRICE         DATE
----           -----------  ------------    --------    ------------

Brad Snider      11,109        100%            $9.75       12/19/2008

____________
(1) Options became 100% vested and immediately exercisable upon the date of effectiveness of the Option Plan, December 21, 1998.

    YEAR-END OPTION/SAR VALUES. The following table sets forth information concerning the number and potential realizable value at the end of the fiscal year of options held by the Chief
Executive Officer of the Company and the Bank. Mr. Snider did not exercise any options during fiscal 1999.

                 NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
               OPTIONS AT FISCAL YEAR-END         AT FISCAL YEAR-END (1)
               --------------------------     -----------------------------
NAME           EXERCISABLE  UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
----           -----------  -------------     -----------     -------------
Brad Snider       11,109        $  --           $   --          $    --

___________
(1) The exercise price of the options ($9.75 per share) exceeded the market value of the Common Stock at June 30, 1999.

                              5

     PENSION PLAN TABLE. The following table indicates the annual retirement benefit that would be payable under the plan upon retirement at age 65 to a participant electing to receive his retirement benefit in the standard form of benefit, assuming various specified levels of plan compensation and various specified years of credited service. Mr. Snider's credited years of service under the plan are 7.5 years.

                                      YEARS OF SERVICE
CAREER AVERAGE        -------------------------------------------
COMPENSATION             15      20        25       30       35
--------------        -------   -----    ------    -----   ------
  $20,000             $ 4,500  $ 6,000   $ 7,500  $ 9,000  $ 10,500
   40,000               9,000   12,000    15,000   18,000    21,000
   60,000              13,500   18,000    22,500   27,000    31,500
   80,000              18,000   24,000    30,000   36,000    42,000
  100,000              22,500   30,000    27,500   45,000    52,500

     EMPLOYMENT AGREEMENT. The Bank has entered into an employment agreement with President, Brad Snider. Mr. Snider's current base salary under the employment agreement is $75,245. The employment agreement has a term of three years. The agreement is terminable by the Bank for "just cause" as defined in the agreement. If the Bank terminate Mr. Snider without just cause or if Mr. Snider terminates his employment for "good reason", Mr. Snider will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, plus an additional 12 months. The employment agreement also contains a provision stating that in the event of the termination of employment in connection with any change in control of the Company or the Bank, Mr. Snider will be paid a lump sum amount equal to 2.99 times his five year average annual taxable cash compensation. If such payments had been made under the agreement as of June 30, 1999, such payments would have equaled approximately $212,000. The aggregate payments that would have been made to Mr. Snider would be an expense to the Bank, thereby reducing the Bank's net income and the Bank's capital by that amount. The agreement may be renewed annually by the board of directors upon a determination of satisfactory performance within the board's sole discretion. If Mr. Snider shall become disabled during the term of the agreement, he shall continue to receive payment of 100% of the base salary for a period of up to 180 days. Such payments shall not be reduced by any other benefit payments made under other disability program in effect for employees. If Mr. Snider's employment terminates for a reason other than just cause, he will be entitled to purchase from the Bank family medical insurance through any group health plan maintained by the Bank.

________________________________________________________________
                DIRECTORS' COMPENSATION
________________________________________________________________

     Each of the directors is paid an annual fee of $10,500.
Total aggregate fees paid to the directors for the year ended
June 30, 1999 were $52,500.

     DIRECTOR RETIREMENT PLAN. The Bank adopted the Newport Federal Savings Bank Retirement Plan for Directors, effective May 29, 1997. On the effective date, the Bank established a bookkeeping account in the name of each non-employee director, and credited each account with an amount equal to the product of
(i) $2,898, and (ii) the director's full years of service as a director, up to 20 years. On each fiscal year end, each participant who is then a director and has 20 or fewer years of service shall have his account credited with an amount equal to the product of $2,898 and the safe performance factor, which is determined based on actual performance as compared to budgeted goals for return on average equity, non-performing assets and composite regulatory rating, provided that the safe performance factor may not exceed 1.2. Also on the effective date, the account of Brad Snider was credited for $60,000. On each June 30 during each of the years from 1998 until 2006, his account will be credited with an additional amount equal to the product of $19,600 and the safe performance factor. In the event Mr. Snider should die or become disabled, his account will be credited with an amount equal to the difference (if any) between
(i) 50% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Bank to age 65, and (ii) the benefits which are actually credited to his account at the time of his death or disability. If his employment terminates in connection with or following a "change in control" of the Bank, his account will be credited with an amount equal to the difference (if any) between (i) 100% of the present value of all benefits which would have been credited to his account if he had otherwise remained employed by the Bank to age 65, and (ii) the benefits which are actually credited to his account at the time of his termination, subject to applicable "golden parachute" limitations under federal income tax laws. At June 30, 1999, approximately $110,000 would have been credited to Mr. Snider's account had a change in control occurred at such date and his employment agreement was also in effect. All amounts credited to participants' accounts are fully vested at all times. Until distributed in accordance with the terms of the plan, each participant's account will be credited with a rate of return equal to the Bank's highest rate of interest paid on certificates of deposit having a term of one year. Following the Bank's mutual to stock conversion, each participant may prospectively elect to have the dividend-adjusted rate of return on the Common Stock measure future appreciation.

     Each participant may elect to receive plan benefits in a lump sum cash payment or over a period shorter than ten years, and in the absence of an election will receive payments in ten substantially equal installments. In the event of a participant's death, the balance of his plan account will be paid in a lump sum (unless the participant elects a distribution period up to ten years) to his designated beneficiary, or if none, his estate.

     Any compensation accrued under the plan will be paid from the Bank's general assets. The Bank has established a trust in order to hold assets with which to pay compensation. Trust assets would be subject to claims of the Bank's general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the plan, he would be reimbursed for his legal and other expenses. Upon the implementation of the plan, the Bank recognized compensation expense totaling $286,000 to provide for participants' initial account balances. In fiscal 1999, no allocations were made under the plan.

________________________________________________________________
             TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

     The Bank offers loans to its directors, officers, and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $500,000) to such persons must be approved in advance by a disinterested majority of the board of directors. At June 30, 1999, the Bank's loans to directors and executive officers totaled $954,848, or 19.32% of the Company's stockholders' equity at that date.

________________________________________________________________
        RELATIONSHIP WITH INDEPENDENT AUDITORS
________________________________________________________________

     On January 28, 1999, the Company, with the approval of the board of directors, dismissed the Company's independent public auditors, KPMG LLP, and engaged Baird, Kurtz & Dobson, Certified Public Accountants. KPMG LLP served as the Company's independent public auditors from 1989 through January 28, 1999. KPMG LLP's reports on the financial statements of the Company for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There have not been any disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure. During the two most recent fiscal years and the subsequent interim period preceding the dismissal, there were not any disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing

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
scope or procedure which, if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of such disagreement in connection with its report.

     Effective January 28, 1999, Baird, Kurtz & Dobson, Certified Public Accountants was engaged as the Company's independent public auditors. The Company has not requested or obtained any advice from Baird, Kurtz & Dobson, Certified Public Accountants concerning any material accounting, auditing or financial reporting issue regarding the application of accounting principles to a specified transaction or the type of audit opinions that might be rendered on the Company's consolidated financial statements.

     The board of directors has ratified the appointment of Baird, Kurtz & Dobson, Certified Public Accountants to be the Company's independent certified public accountants for the fiscal year ending June 30, 2000. A representative of Baird, Kurtz & Dobson, Certified Public Accounts is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange
Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements with the exception of Mr. Snider with respect to two sales which were reported on a Form 5 rather than a Form 4 and Mr. Gendell who, to the Company's knowledge, did not file a Form 3 upon becoming a greater than ten percent stockholder.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible to be considered for inclusion in the Company's proxy materials for the Company's Annual Meeting in 2000, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 200 Olivia Drive, Newport, Arkansas 72112, no later than June 7, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Stockholder proposals to be considered at such Annual Meeting, other than those submitted pursuant to the Exchange Act, must be stated in writing, delivered or mailed to the Secretary of the Company, not less than thirty days nor more than sixty days prior to the date of the Annual Meeting. If less than forty days' notice of the meeting is given to stockholders, such notice shall be delivered or mailed to the Secretary not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders.

                          BY ORDER OF THE BOARD OF DIRECTORS

                          /s/ Pamela Decker

                          PAMELA DECKER
                          SECRETARY
Newport, Arkansas
October 5, 1999

________________________________________________________________
                      FORM 10-KSB
________________________________________________________________

       A COPY OF THE COMPANY'S FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NORTH ARKANSAS BANCSHARES, INC., 200 OLIVIA DRIVE, NEWPORT, ARKANSAS 72112.
________________________________________________________________

            NORTH ARKANSAS BANCSHARES, INC.
                   200 OLIVIA DRIVE
                NEWPORT, ARKANSAS 72112

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John Minor, Brad Snider and J.
C. McMinn, with full powers of substitution, to act as proxies for the undersigned, to vote all shares of common stock of North Arkansas Bancshares, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Newport Federal Savings Bank, 200 Olivia Drive, Newport, Arkansas, on Friday, October 29, 1999 at 4:00 p.m., local time, and at any and all adjournments thereof, as follows:

A VOTE "FOR" THE PROPOSAL IS RECOMMENDED BY THE BOARD OF
DIRECTORS

1.   Election of directors
     [    ]  FOR all nominees listed below (except as marked to
             the contrary)
     [    ]  WITHHOLD AUTHORITY to vote for all nominees

          O. E. Guinn, Jr.         Kaneaster Hodges, Jr.

Instructions: To withhold authority to vote for any individual nominees, write the nominees name in the space provided.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE MEETING.

_______________________________, 1999


_______________________________
Signature

_______________________________
Signature if Held Jointly


Please sign exactly as your name appears above. For joint accounts, both owners should sigh. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.